Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	3Q'24 vs. 3Q'23		Sep 30, 2024	Sep 30, 2023	YTD'24 vs. YTD'23
EARNINGS
Net interest income	$4,609	$4,405	$4,405	$4,466	$4,362	$247	5.7%	$13,419	$12,533	$886	7.1%
Retailer share arrangements	(914)	(810)	(764)	(878)	(979)	65	(6.6)%	(2,488)	(2,783)	295	(10.6)%
Other income	119	117	1,157	71	92	27	29.3%	1,393	218	1,175	NM
Net revenue	3,814	3,712	4,798	3,659	3,475	339	9.8%	12,324	9,968	2,356	23.6%
Provision for credit losses	1,597	1,691	1,884	1,804	1,488	109	7.3%	5,172	4,161	1,011	24.3%
Other expense	1,189	1,177	1,206	1,316	1,154	35	3.0%	3,572	3,442	130	3.8%
Earnings before provision for income taxes	1,028	844	1,708	539	833	195	23.4%	3,580	2,365	1,215	51.4%
Provision for income taxes	239	201	415	99	205	34	16.6%	855	567	288	50.8%
Net earnings	$789	$643	$1,293	$440	$628	$161	25.6%	$2,725	$1,798	$927	51.6%
Net earnings available to common stockholders	$768	$624	$1,282	$429	$618	$150	24.3%	$2,674	$1,767	$907	51.3%

COMMON SHARE STATISTICS
Basic EPS	$1.96	$1.56	$3.17	$1.04	$1.49	$0.47	31.5%	$6.71	$4.16	$2.55	61.3%
Diluted EPS	$1.94	$1.55	$3.14	$1.03	$1.48	$0.46	31.1%	$6.65	$4.14	$2.51	60.6%
Dividend declared per share	$0.25	$0.25	$0.25	$0.25	$0.25	$—	—%	$0.75	$0.71	$0.04	5.6%
Common stock price	$49.88	$47.19	$43.12	$38.19	$30.57	$19.31	63.2%	$49.88	$30.57	$19.31	63.2%
Book value per share	$37.92	$36.24	$35.03	$32.36	$31.50	$6.42	20.4%	$37.92	$31.50	$6.42	20.4%
Tangible book value per share(1)	$32.68	$31.05	$30.36	$27.59	$27.18	$5.50	20.2%	$32.68	$27.18	$5.50	20.2%

Beginning common shares outstanding	395.1	401.4	406.9	413.8	418.1	(23.0)	(5.5)%	406.9	438.2	(31.3)	(7.1)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.7	0.6	2.0	0.4	0.2	0.5	250.0%	3.3	1.9	1.4	73.7%
Shares repurchased	(6.6)	(6.9)	(7.5)	(7.3)	(4.5)	(2.1)	46.7%	(21.0)	(26.3)	5.3	(20.2)%
Ending common shares outstanding	389.2	395.1	401.4	406.9	413.8	(24.6)	(5.9)%	389.2	413.8	(24.6)	(5.9)%

Weighted average common shares outstanding	392.3	399.3	404.7	411.9	416.0	(23.7)	(5.7)%	398.7	424.3	(25.6)	(6.0)%
Weighted average common shares outstanding (fully diluted)	396.5	402.6	408.2	414.6	418.4	(21.9)	(5.2)%	402.4	426.5	(24.1)	(5.7)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	3Q'24 vs. 3Q'23		Sep 30, 2024	Sep 30, 2023	YTD'24 vs. YTD'23
PERFORMANCE METRICS
Return on assets(1)	2.6%	2.2%	4.4%	1.5%	2.3%		0.3%	3.0%	2.2%		0.8%
Return on equity(2)	19.8%	16.7%	35.6%	12.4%	18.1%		1.7%	23.8%	17.8%		6.0%
Return on tangible common equity(3)	24.3%	20.2%	43.6%	14.7%	21.9%		2.4%	29.1%	21.5%		7.6%
Net interest margin(4)	15.04%	14.46%	14.55%	15.10%	15.36%		(0.32)%	14.68%	15.17%		(0.49)%
Net revenue as a % of average loan receivables, including held for sale	14.87%	14.71%	19.11%	14.56%	14.33%		0.54%	16.22%	14.30%		1.92%
Efficiency ratio(5)	31.2%	31.7%	25.1%	36.0%	33.2%		(2.0)%	29.0%	34.5%		(5.5)%
Other expense as a % of average loan receivables, including held for sale	4.64%	4.66%	4.80%	5.24%	4.76%		(0.12)%	4.70%	4.94%		(0.24)%
Effective income tax rate	23.2%	23.8%	24.3%	18.4%	24.6%		(1.4)%	23.9%	24.0%		(0.1)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	6.06%	6.42%	6.31%	5.58%	4.60%		1.46%	6.26%	4.62%		1.64%
30+ days past due as a % of period-end loan receivables(6)	4.78%	4.47%	4.74%	4.74%	4.40%		0.38%	4.78%	4.40%		0.38%
90+ days past due as a % of period-end loan receivables(6)	2.33%	2.19%	2.42%	2.28%	2.06%		0.27%	2.33%	2.06%		0.27%
Net charge-offs	$1,553	$1,621	$1,585	$1,402	$1,116	$437	39.2%	$4,759	$3,218	$1,541	47.9%
Loan receivables delinquent over 30 days(6)	$4,883	$4,574	$4,820	$4,885	$4,304	$579	13.5%	$4,883	$4,304	$579	13.5%
Loan receivables delinquent over 90 days(6)	$2,382	$2,244	$2,459	$2,353	$2,020	$362	17.9%	$2,382	$2,020	$362	17.9%

Allowance for credit losses (period-end)	$11,029	$10,982	$10,905	$10,571	$10,176	$853	8.4%	$11,029	$10,176	$853	8.4%
Allowance coverage ratio(7)	10.79%	10.74%	10.72%	10.26%	10.40%		0.39%	10.79%	10.40%		0.39%

BUSINESS METRICS
Purchase volume(8)	$44,985	$46,846	$42,387	$49,339	$47,006	$(2,021)	(4.3)%	$134,218	$135,839	$(1,621)	(1.2)%
Period-end loan receivables	$102,193	$102,284	$101,733	$102,988	$97,873	$4,320	4.4%	$102,193	$97,873	$4,320	4.4%
Credit cards	$94,008	$94,091	$93,736	$97,043	$92,078	$1,930	2.1%	$94,008	$92,078	$1,930	2.1%
Consumer installment loans	$6,125	$6,072	$5,957	$3,977	$3,784	$2,341	61.9%	$6,125	$3,784	$2,341	61.9%
Commercial credit products	$1,936	$2,003	$1,912	$1,839	$1,879	$57	3.0%	$1,936	$1,879	$57	3.0%
Other	$124	$118	$128	$129	$132	$(8)	(6.1)%	$124	$132	$(8)	(6.1)%
Average loan receivables, including held for sale	$102,009	$101,478	$100,957	$99,683	$96,230	$5,779	6.0%	$101,484	$93,198	$8,286	8.9%
Period-end active accounts (in thousands)(9)	69,965	70,991	70,754	73,484	70,137	(172)	(0.2)%	69,965	70,137	(172)	(0.2)%
Average active accounts (in thousands)(9)	70,424	70,974	71,667	71,526	70,308	116	0.2%	71,052	69,842	1,210	1.7%

LIQUIDITY
Liquid assets
Cash and equivalents	$17,934	$18,632	$20,021	$14,259	$15,643	$2,291	14.6%	$17,934	$15,643	$2,291	14.6%
Total liquid assets	$19,704	$20,051	$21,929	$16,808	$17,598	$2,106	12.0%	$19,704	$17,598	$2,106	12.0%
Undrawn credit facilities
Undrawn credit facilities	$2,700	$2,950	$2,950	$2,950	$2,950	$(250)	(8.5)%	$2,700	$2,950	$(250)	(8.5)%
Total liquid assets and undrawn credit facilities(10)	$22,404	$23,001	$24,879	$19,758	$20,548	$1,856	9.0%	$22,404	$20,548	$1,856	9.0%
Liquid assets % of total assets	16.53%	16.64%	18.10%	14.31%	15.58%		0.95%	16.53%	15.58%		0.95%
Liquid assets including undrawn credit facilities % of total assets	18.79%	19.09%	20.53%	16.82%	18.19%		0.60%	18.79%	18.19%		0.60%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	3Q'24 vs. 3Q'23		Sep 30, 2024	Sep 30, 2023	YTD'24 vs. YTD'23
Interest income:
Interest and fees on loans	$5,522	$5,301	$5,293	$5,323	$5,151	$371	7.2%	$16,116	$14,579	$1,537	10.5%
Interest on cash and debt securities	263	281	275	226	203	60	29.6%	819	582	237	40.7%
Total interest income	5,785	5,582	5,568	5,549	5,354	431	8.1%	16,935	15,161	1,774	11.7%

Interest expense:
Interest on deposits	968	967	954	878	800	168	21.0%	2,889	2,074	815	39.3%
Interest on borrowings of consolidated securitization entities	108	110	105	99	86	22	25.6%	323	241	82	34.0%
Interest on senior unsecured notes	100	100	104	106	106	(6)	(5.7)%	304	313	(9)	(2.9)%
Total interest expense	1,176	1,177	1,163	1,083	992	184	18.5%	3,516	2,628	888	33.8%

Net interest income	4,609	4,405	4,405	4,466	4,362	247	5.7%	13,419	12,533	886	7.1%

Retailer share arrangements	(914)	(810)	(764)	(878)	(979)	65	(6.6)%	(2,488)	(2,783)	295	(10.6)%
Provision for credit losses	1,597	1,691	1,884	1,804	1,488	109	7.3%	5,172	4,161	1,011	24.3%
Net interest income, after retailer share arrangements and provision for credit losses	2,098	1,904	1,757	1,784	1,895	203	10.7%	5,759	5,589	170	3.0%

Other income:
Interchange revenue	256	263	241	270	267	(11)	(4.1)%	760	761	(1)	(0.1)%
Protection product revenue	145	125	141	139	131	14	10.7%	411	371	40	10.8%
Loyalty programs	(346)	(346)	(319)	(369)	(358)	12	(3.4)%	(1,011)	(1,001)	(10)	1.0%
Other	64	75	1,094	31	52	12	23.1%	1,233	87	1,146	NM
Total other income	119	117	1,157	71	92	27	29.3%	1,393	218	1,175	NM

Other expense:
Employee costs	464	434	496	538	444	20	4.5%	1,394	1,346	48	3.6%
Professional fees	231	236	220	228	219	12	5.5%	687	614	73	11.9%
Marketing and business development	123	129	125	138	125	(2)	(1.6)%	377	389	(12)	(3.1)%
Information processing	203	207	186	190	177	26	14.7%	596	522	74	14.2%
Other	168	171	179	222	189	(21)	(11.1)%	518	571	(53)	(9.3)%
Total other expense	1,189	1,177	1,206	1,316	1,154	35	3.0%	3,572	3,442	130	3.8%

Earnings before provision for income taxes	1,028	844	1,708	539	833	195	23.4%	3,580	2,365	1,215	51.4%
Provision for income taxes	239	201	415	99	205	34	16.6%	855	567	288	50.8%
Net earnings	$789	$643	$1,293	$440	$628	$161	25.6%	$2,725	$1,798	$927	51.6%

Net earnings available to common stockholders	$768	$624	$1,282	$429	$618	$150	24.3%	$2,674	$1,767	$907	51.3%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Sep 30, 2024 vs. Sep 30, 2023
Assets
Cash and equivalents	$17,934	$18,632	$20,021	$14,259	$15,643	$2,291	14.6%
Debt securities	2,345	2,693	3,005	3,799	2,882	(537)	(18.6)%
Loan receivables:
Unsecuritized loans held for investment	81,005	82,144	81,642	81,554	78,470	2,535	3.2%
Restricted loans of consolidated securitization entities	21,188	20,140	20,091	21,434	19,403	1,785	9.2%
Total loan receivables	102,193	102,284	101,733	102,988	97,873	4,320	4.4%
Less: Allowance for credit losses	(11,029)	(10,982)	(10,905)	(10,571)	(10,176)	(853)	8.4%
Loan receivables, net	91,164	91,302	90,828	92,417	87,697	3,467	4.0%
Goodwill	1,274	1,274	1,073	1,018	1,105	169	15.3%
Intangible assets, net	765	776	800	815	680	85	12.5%
Other assets	5,747	5,812	5,446	4,915	4,932	815	16.5%
Assets held for sale	—	—	—	256	—	—	NM
Total assets	$119,229	$120,489	$121,173	$117,479	$112,939	$6,290	5.6%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$81,901	$82,708	$83,160	$80,789	$77,669	$4,232	5.4%
Non-interest-bearing deposit accounts	383	392	394	364	397	(14)	(3.5)%
Total deposits	82,284	83,100	83,554	81,153	78,066	4,218	5.4%
Borrowings:
Borrowings of consolidated securitization entities	8,015	7,517	8,016	7,267	6,519	1,496	22.9%
Senior and Subordinated unsecured notes	7,617	8,120	8,117	8,715	8,712	(1,095)	(12.6)%
Total borrowings	15,632	15,637	16,133	15,982	15,231	401	2.6%
Accrued expenses and other liabilities	5,333	6,212	6,204	6,334	5,875	(542)	(9.2)%
Liabilities held for sale	—	—	—	107	—	—	NM
Total liabilities	103,249	104,949	105,891	103,576	99,172	4,077	4.1%
Equity:
Preferred stock	1,222	1,222	1,222	734	734	488	66.5%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,822	9,793	9,768	9,775	9,750	72	0.7%
Retained earnings	20,975	20,310	19,790	18,662	18,338	2,637	14.4%
Accumulated other comprehensive income (loss)	(50)	(73)	(69)	(68)	(96)	46	(47.9)%
Treasury stock	(15,990)	(15,713)	(15,430)	(15,201)	(14,960)	(1,030)	6.9%
Total equity	15,980	15,540	15,282	13,903	13,767	2,213	16.1%
Total liabilities and equity	$119,229	$120,489	$121,173	$117,479	$112,939	$6,290	5.6%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2024			Jun 30, 2024			Mar 31, 2024			Dec 31, 2023			Sep 30, 2023
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,316	$235	5.40%	$18,337	$249	5.46%	$17,405	$236	5.45%	$13,762	$188	5.42%	$12,753	$172	5.35%
Securities available for sale	2,587	28	4.31%	2,731	32	4.71%	3,432	39	4.57%	3,895	38	3.87%	3,706	31	3.32%

Loan receivables, including held for sale:
Credit cards	93,785	5,236	22.21%	93,267	5,013	21.62%	94,216	5,096	21.75%	93,744	5,162	21.85%	90,587	5,003	21.91%
Consumer installment loans	6,107	238	15.50%	6,085	243	16.06%	4,734	149	12.66%	3,875	116	11.88%	3,656	108	11.72%
Commercial credit products	1,992	46	9.19%	2,001	43	8.64%	1,878	45	9.64%	1,934	42	8.62%	1,861	38	8.10%
Other	125	2	6.37%	125	2	6.44%	129	3	9.35%	130	3	9.16%	126	2	6.30%
Total loan receivables, including held for sale	102,009	5,522	21.54%	101,478	5,301	21.01%	100,957	5,293	21.09%	99,683	5,323	21.19%	96,230	5,151	21.24%
Total interest-earning assets	121,912	5,785	18.88%	122,546	5,582	18.32%	121,794	5,568	18.39%	117,340	5,549	18.76%	112,689	5,354	18.85%

Non-interest-earning assets:
Cash and due from banks	847			887			944			886			964
Allowance for credit losses	(10,994)			(10,878)			(10,677)			(10,243)			(9,847)
Other assets	7,624			7,309			6,973			6,616			6,529
Total non-interest-earning assets	(2,523)			(2,682)			(2,760)			(2,741)			(2,354)

Total assets	$119,389			$119,864			$119,034			$114,599			$110,335

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,100	$968	4.69%	$82,749	$967	4.70%	$82,598	$954	4.65%	$78,892	$878	4.42%	$75,952	$800	4.18%
Borrowings of consolidated securitization entities	7,817	108	5.50%	7,858	110	5.63%	7,383	105	5.72%	6,903	99	5.69%	6,096	86	5.60%
Senior and Subordinated unsecured notes	7,968	100	4.99%	8,118	100	4.95%	8,630	104	4.85%	8,712	106	4.83%	8,710	106	4.83%

Total interest-bearing liabilities	97,885	1,176	4.78%	98,725	1,177	4.80%	98,611	1,163	4.74%	94,507	1,083	4.55%	90,758	992	4.34%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	387			396			390			379			401
Other liabilities	5,302			5,221			5,419			5,652			5,418
Total non-interest-bearing liabilities	5,689			5,617			5,809			6,031			5,819

Total liabilities	103,574			104,342			104,420			100,538			96,577

Equity
Total equity	15,815			15,522			14,614			14,061			13,758

Total liabilities and equity	$119,389			$119,864			$119,034			$114,599			$110,335
Net interest income		$4,609			$4,405			$4,405			$4,466			$4,362

Interest rate spread(2)			14.10%			13.53%			13.64%			14.22%			14.51%
Net interest margin(3)			15.04%			14.46%			14.55%			15.10%			15.36%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2024			Nine Months Ended Sep 30, 2023
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,685	$720	5.44%	$13,107	$490	5.00%
Securities available for sale	2,915	99	4.54%	4,138	92	2.97%

Loan receivables, including held for sale:
Credit cards	93,757	15,345	21.86%	87,914	14,179	21.56%
Consumer installment loans	5,644	630	14.91%	3,375	285	11.29%
Commercial credit products	1,957	134	9.15%	1,789	108	8.07%
Other	126	7	7.42%	120	7	7.80%
Total loan receivables, including held for sale	101,484	16,116	21.21%	93,198	14,579	20.91%
Total interest-earning assets	122,084	16,935	18.53%	110,443	15,161	18.35%

Non-interest-earning assets:
Cash and due from banks	892			987
Allowance for credit losses	(10,850)			(9,552)
Other assets	7,303			6,331
Total non-interest-earning assets	(2,655)			(2,234)

Total assets	$119,429			$108,209

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,481	$2,889	4.68%	$74,340	$2,074	3.73%
Borrowings of consolidated securitization entities	7,686	323	5.61%	6,062	241	5.32%

Senior and subordinated unsecured notes	8,238	304	4.93%	8,621	313	4.85%

Total interest-bearing liabilities	98,405	3,516	4.77%	89,023	2,628	3.95%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	391			410
Other liabilities	5,315			5,239
Total non-interest-bearing liabilities	5,706			5,649

Total liabilities	104,111			94,672

Equity
Total equity	15,318			13,537

Total liabilities and equity	$119,429			$108,209
Net interest income		$13,419			$12,533

Interest rate spread(2)			13.76%			14.41%
Net interest margin(3)			14.68%			15.17%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	Sep 30, 2024 vs. Sep 30, 2023
BALANCE SHEET STATISTICS
Total common equity	$14,758	$14,318	$14,060	$13,169	$13,033	$1,725	13.2%
Total common equity as a % of total assets	12.38%	11.88%	11.60%	11.21%	11.54%		0.84%

Tangible assets	$117,190	$118,439	$119,300	$115,535	$111,154	$6,036	5.4%
Tangible common equity(1)	$12,719	$12,268	$12,187	$11,225	$11,248	$1,471	13.1%
Tangible common equity as a % of tangible assets(1)	10.85%	10.36%	10.22%	9.72%	10.12%		0.73%
Tangible book value per share(2)	$32.68	$31.05	$30.36	$27.59	$27.18	$5.50	20.2%

REGULATORY CAPITAL RATIOS(3)(4)
	Basel III - CECL Transition
Total risk-based capital ratio(5)	16.4%	15.8%	15.8%	14.9%	15.7%
Tier 1 risk-based capital ratio(6)	14.3%	13.8%	13.8%	12.9%	13.6%
Tier 1 leverage ratio(7)	12.5%	12.0%	12.0%	11.7%	12.2%
Common equity Tier 1 capital ratio	13.1%	12.6%	12.6%	12.2%	12.8%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at September 30, 2024 are preliminary and therefore subject to change.
(4) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023	3Q'24 vs. 3Q'23		Sep 30, 2024	Sep 30, 2023	YTD'24 vs. YTD'23
HOME & AUTO
Purchase volume(1)	$11,361	$12,496	$10,512	$11,421	$12,273	$(912)	(7.4)%	$34,369	$35,989	$(1,620)	(4.5)%
Period-end loan receivables	$32,542	$32,822	$32,615	$31,969	$31,648	$894	2.8%	$32,542	$31,648	$894	2.8%
Average loan receivables, including held for sale	$32,613	$32,592	$31,865	$31,720	$31,239	$1,374	4.4%	$32,358	$30,386	$1,972	6.5%
Average active accounts (in thousands)(2)	19,157	19,335	18,969	19,177	19,223	(66)	(0.3)%	19,136	18,894	242	1.3%

Interest and fees on loans	$1,489	$1,419	$1,382	$1,403	$1,367	$122	8.9%	$4,290	$3,867	$423	10.9%
Other income	$56	$38	$33	$26	$28	$28	100.0%	$127	$80	$47	58.8%

DIGITAL
Purchase volume(1)	$13,352	$13,403	$12,628	$15,510	$13,808	$(456)	(3.3)%	$39,383	$39,541	$(158)	(0.4)%
Period-end loan receivables	$27,771	$27,704	$27,734	$28,925	$26,685	$1,086	4.1%	$27,771	$26,685	$1,086	4.1%
Average loan receivables, including held for sale	$27,704	$27,542	$28,081	$27,553	$26,266	$1,438	5.5%	$27,776	$25,484	$2,292	9.0%
Average active accounts (in thousands)(2)	20,787	20,920	21,349	21,177	20,768	19	0.1%	21,033	20,641	392	1.9%

Interest and fees on loans	$1,593	$1,544	$1,567	$1,579	$1,530	$63	4.1%	$4,704	$4,315	$389	9.0%
Other income	$4	$—	$6	$(7)	$(6)	$10	(166.7)%	$10	$(7)	$17	(242.9)%

DIVERSIFIED & VALUE
Purchase volume(1)	$14,992	$15,333	$14,023	$16,987	$15,445	$(453)	(2.9)%	$44,348	$44,240	$108	0.2%
Period-end loan receivables	$19,466	$19,516	$19,559	$20,666	$18,865	$601	3.2%	$19,466	$18,865	$601	3.2%
Average loan receivables, including held for sale	$19,413	$19,360	$19,593	$19,422	$18,565	$848	4.6%	$19,455	$18,074	$1,381	7.6%
Average active accounts (in thousands)(2)	19,960	20,253	21,032	21,038	20,410	(450)	(2.2)%	20,448	20,571	(123)	(0.6)%

Interest and fees on loans	$1,209	$1,165	$1,214	$1,204	$1,168	$41	3.5%	$3,588	$3,329	$259	7.8%
Other income	$(11)	$(22)	$(17)	$(30)	$(28)	$17	(60.7)%	$(50)	$(63)	$13	(20.6)%

HEALTH & WELLNESS
Purchase volume(1)	$3,867	$4,089	$3,980	$3,870	$3,990	$(123)	(3.1)%	$11,936	$11,695	$241	2.1%
Period-end loan receivables	$15,439	$15,280	$15,065	$14,521	$14,019	$1,420	10.1%	$15,439	$14,019	$1,420	10.1%
Average loan receivables, including held for sale	$15,311	$15,111	$14,697	$14,251	$13,600	$1,711	12.6%	$15,041	$12,927	$2,114	16.4%
Average active accounts (in thousands)(2)	7,801	7,752	7,611	7,447	7,276	525	7.2%	7,713	7,076	637	9.0%

Interest and fees on loans	$956	$911	$869	$866	$844	$112	13.3%	$2,736	$2,365	$371	15.7%
Other income	$68	$48	$66	$82	$74	$(6)	(8.1)%	$182	$189	$(7)	(3.7)%

LIFESTYLE
Purchase volume(1)	$1,411	$1,525	$1,244	$1,550	$1,490	$(79)	(5.3)%	$4,180	$4,372	$(192)	(4.4)%
Period-end loan receivables	$6,831	$6,822	$6,604	$6,744	$6,483	$348	5.4%	$6,831	$6,483	$348	5.4%
Average loan receivables, including held for sale	$6,823	$6,723	$6,631	$6,568	$6,383	$440	6.9%	$6,726	$6,137	$589	9.6%
Average active accounts (in thousands)(2)	2,677	2,662	2,642	2,620	2,556	121	4.7%	2,668	2,572	96	3.7%

Interest and fees on loans	$270	$258	$255	$255	$249	$21	8.4%	$783	$704	$79	11.2%
Other income	$9	$6	$8	$7	$8	$1	12.5%	$23	$22	$1	4.5%

CORP, OTHER
Purchase volume(1)	$2	$—	$—	$1	$—	$2	NM	$2	$2	$—	—%
Period-end loan receivables	$144	$140	$156	$163	$173	$(29)	(16.8)%	$144	$173	$(29)	(16.8)%
Average loan receivables, including held for sale	$145	$150	$90	$169	$177	$(32)	(18.1)%	$128	$190	$(62)	(32.6)%
Average active accounts (in thousands)(2)	42	52	64	67	75	(33)	(44.0)%	54	88	(34)	(38.6)%

Interest and fees on loans	$5	$4	$6	$16	$(7)	$12	(171.4)%	$15	$(1)	$16	NM
Other income	$(7)	$47	$1,061	$(7)	$16	$(23)	(143.8)%	$1,101	$(3)	$1,104	NM

TOTAL SYF
Purchase volume(1)	$44,985	$46,846	$42,387	$49,339	$47,006	$(2,021)	(4.3)%	$134,218	$135,839	$(1,621)	(1.2)%
Period-end loan receivables	$102,193	$102,284	$101,733	$102,988	$97,873	$4,320	4.4%	$102,193	$97,873	$4,320	4.4%
Average loan receivables, including held for sale	$102,009	$101,478	$100,957	$99,683	$96,230	$5,779	6.0%	$101,484	$93,198	$8,286	8.9%
Average active accounts (in thousands)(2)	70,424	70,974	71,667	71,526	70,308	116	0.2%	71,052	69,842	1,210	1.7%

Interest and fees on loans	$5,522	$5,301	$5,293	$5,323	$5,151	$371	7.2%	$16,116	$14,579	$1,537	10.5%
Other income	$119	$117	$1,157	$71	$92	$27	29.3%	$1,393	$218	$1,175	NM

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2024	Jun 30, 2024	Mar 31, 2024	Dec 31, 2023	Sep 30, 2023
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$15,980	$15,540	$15,282	$13,903	$13,767
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(734)	(734)
Less: Goodwill	(1,274)	(1,274)	(1,073)	(1,105)	(1,105)
Less: Intangible assets, net	(765)	(776)	(800)	(839)	(680)
Tangible common equity	$12,719	$12,268	$12,187	$11,225	$11,248
Add: CECL transition amount	573	573	573	1,146	1,146

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	209	227	225	229	255
Common equity Tier 1	$13,501	$13,068	$12,985	$12,600	$12,649
Preferred stock	1,222	1,222	1,222	734	734
Tier 1 capital	$14,723	$14,290	$14,207	$13,334	$13,383

Add: Subordinated debt	741	741	741	741	741
Add: Allowance for credit losses includible in risk-based capital	1,400	1,407	1,399	1,389	1,322
Total Risk-based capital	$16,864	$16,438	$16,347	$15,464	$15,446

ASSET MEASURES(2)
Total average assets	$119,389	$119,864	$119,034	$114,599	$110,335
Adjustments for:
Add: CECL transition amount	573	573	573	1,146	1,146
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,808)	(1,805)	(1,631)	(1,671)	(1,507)
Total assets for leverage purposes	$118,154	$118,632	$117,976	$114,074	$109,974

Risk-weighted assets	$103,103	$103,718	$103,242	$103,460	$98,451

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,723	$14,290	$14,207	$13,334	$13,383
Less: CECL transition adjustment	(573)	(573)	(573)	(1,146)	(1,146)
Tier 1 capital (CECL fully phased-in)	$14,150	$13,717	$13,634	$12,188	$12,237
Add: Allowance for credit losses	11,029	10,982	10,905	10,571	10,176
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$25,179	$24,699	$24,539	$22,759	$22,413

Risk-weighted assets	$103,103	$103,718	$103,242	$103,460	$98,451
Less: CECL transition adjustment	(290)	(290)	(290)	(580)	(580)
Risk-weighted assets (CECL fully phased-in)	$102,813	$103,428	$102,952	$102,880	$97,871

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$37.92	$36.24	$35.03	$32.36	$31.50
Less: Goodwill	(3.27)	(3.23)	(2.68)	(2.72)	(2.67)
Less: Intangible assets, net	(1.97)	(1.96)	(1.99)	(2.05)	(1.65)
Tangible book value per share	$32.68	$31.05	$30.36	$27.59	$27.18

(1) Regulatory measures at September 30, 2024 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2024 and 2023 reflect 75% and 50%, respectively, of the phase-in of CECL effects.